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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

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                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event Reported): February 6, 2006

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                             BLUE COAT SYSTEMS, INC.
             (Exact Name of Registrant as Specified in its Charter)

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           Delaware                   000-28139                 91-1715963
 (State or Other Jurisdiction of     (Commission             (I.R.S. Employer
        Incorporation)               File Number)         Identification Number)

                              420 North Mary Avenue
                           Sunnyvale, California 94085
                                 (408) 220-2200
             (Addresses, including zip code, and telephone numbers,
              including area code, of principal executive offices)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(C)under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.     RESULTS OF OPERATION AND FINANCIAL CONDITION

On February 6, 2006, Blue Coat Systems, Inc. (the "Company") issued a press release announcing the Company's preliminary financial results for its third quarter ended January 31, 2006. A copy of the Company's press release is attached hereto as Exhibit 99.1.

The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

       (d)     EXHIBITS.

               99.1 Press Release, dated February 6, 2006, announcing the Company's preliminary results for the third quarter ended January 31, 2006.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           BLUE COAT SYSTEMS, INC.

DATE:  February 6, 2006                    By: /s/  Kevin S. Royal
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                                               Kevin S. Royal
                                               Chief Financial Officer
                                               (Principal Financial and
                                               Accounting Officer)

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                                INDEX TO EXHIBITS

Exhibit Number    Description
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   99.1           Press Release of Blue Coat Systems, Inc., dated
                  February 6, 2006.